Exhibit 99.1

FOR IMMEDIATE RELEASE

FUEL TECH REPORTS 2026 THIRD QUARTER FINANCIAL RESULTS; OUTLINES FRAMEWORK FOR SUSTAINABLE GROWTH AND VALUE CREATION

WARRENVILLE, Ill., - November 3, 2026 – Fuel Tech, Inc. (NASDAQ: FTEK), a technology company using advanced engineering processes to provide emissions control systems and water treatment technologies in utility and industrial applications, today reported financial results for the third quarter ended September 30, 2026 and outlined a framework designed to support sustainable growth and value creation.

“Higher third quarter sales and continued backlog growth reflect the demand for our services and our progress in converting promising opportunities into new awards,” said Ramesh Nuggihalli, President and Chief Executive Officer. “This momentum underscores the relevance of our technology portfolio to customers’ evolving environmental and operational priorities and improves our visibility into future performance. Our strong financial position provides the resources and flexibility to drive long-term our growth.”

He continued, “Since joining Fuel Tech in August, I have developed a strong appreciation for the quality of our people, the breadth and value of our technology portfolio, our global reach and the attractive markets we serve. Our focus now is to convert these strengths into sustainable, above-market growth. We intend to pursue organic growth initiatives by deepening Fuel Tech’s presence in our core markets and pursuing burgeoning power infrastructure opportunities that support data center and AI infrastructure construction, as well as water and wastewater treatment. We are also focused on select M&A through a holistic, bottom-up strategy which identifies opportunities that strengthen our product portfolio and expand our channel presence.

“This is an active and ongoing process that will take time to fully implement, but the direction is clear. We are aligning our resources behind the opportunities where Fuel Tech can create the greatest value while establishing the strategic priorities and operating disciplines needed to drive more consistent financial performance and sustainable long-term value for our shareholders.”

Third Quarter 2026 (“Q3 2026”) Results Overview

All comparisons are to the third quarter ended September 30, 2025 unless otherwise stated.

Consolidated revenues for Q3 2026 rose 16% to $8.7 million from $7.5 million, driven by a 38% increase in revenues at the Company’s Air Pollution Control (“APC”) segment attributable to a significantly higher backlog during 2026 and progress on existing contracts. FUEL CHEM segment revenues rose by 3%.

Consolidated gross margin for Q3 2026 declined to 45% of revenues from 49% of revenues. APC gross margin declined to 40% from 47% due to changes in project and product mix. FUEL CHEM gross margin was 49% compared to 50%.

SG&A expenses for Q3 2026 were $3.7 million, or 42% of revenues, compared to $3.2 million, or 43% of revenues, reflecting higher employee related costs and professional fees, including a non-recurring expense of approximately $175,000 related to the CEO transition.

Interest income for Q3 2026 was $247,000 compared to $311,000.

Net loss in Q3 2026 was $(267,000), or $(0.01) per share, compared to net income of $303,000, or $0.01 per share.

Adjusted EBITDA loss was $(249,000) in Q3 2026 compared to an Adjusted EBITDA of $228,000.

Consolidated APC segment backlog at September 30, 2026 was $16.6 million compared to $14.3 million at June 30, 2026 and $7.0 million at December 31, 2025. Backlog at September 30, 2026 did not include the recently awarded APC contracts valued at $3.3 million.

Financial Condition

As of September 30, 2026, cash and cash equivalents were $6.8 million, short-term investments were $11.0 million, and long-term investments totaled $10.0 million. Stockholders’ equity as of September 30, 2026 was $37.2 million, or $1.19 per share, and the Company had no debt.

Conference Call

Management will host a conference call on Wednesday, November 4, 2026 at 10:00 am ET / 9:00 am CT to discuss the results and business activities. Interested parties may participate in the call by dialing:

●	(877) 423-9820 (Domestic) or
●	(201) 493-6749 (International)

The conference call will also be accessible via the Upcoming Events section of the Company’s web site at www.ftek.com. Following management’s opening remarks, there will be a question-and-answer session.

About Fuel Tech

Fuel Tech develops and commercializes state-of-the-art proprietary technologies for air pollution control, process optimization, water treatment, and advanced engineering services. These technologies enable customers to operate in a cost-effective and environmentally sustainable manner. Fuel Tech is a leader in nitrogen oxide (NOx) reduction and particulate control technologies, and its solutions have been installed on over 2,100 utility, industrial and municipal units worldwide. The Company’s chemical technologies improve the efficiency, reliability, fuel flexibility, boiler heat rate, and environmental status of combustion units by controlling slagging, fouling, corrosion and opacity. This includes Fuel Tech’s advanced TIFI® Targeted In-Furnace Injection™ technology which offers an innovative solution to fireside treatment on boilers using coal, oil or biomass. Water treatment technologies include DGI® Dissolved Gas Infusion Systems which utilize a patented saturator and a patent-pending channel injector to deliver supersaturated oxygen solutions and other gas-water combinations to target process applications or environmental issues. This infusion process has a variety of applications in the water and wastewater industries, including remediation, aeration, biological treatment and wastewater odor management. Many of Fuel Tech’s products and services rely heavily on the Company’s exceptional Computational Fluid Dynamics modeling capabilities, which are enhanced by internally developed, high-end visualization software. For more information, visit Fuel Tech’s web site at ftek.com.

NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements” as defined in Section 21E of the Securities Exchange Act of 1934, as amended, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and reflect Fuel Tech’s current expectations regarding future growth, results of operations, cash flows, performance and business prospects, and opportunities, as well as assumptions made by, and information currently available to, our management. Fuel Tech has tried to identify forward-looking statements by using words such as “anticipate,” “believe,” “plan,” “expect,” “estimate,” “intend,” “will,” and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. These statements are based on information currently available to Fuel Tech and are subject to various risks, uncertainties, and other factors, including, but not limited to, those discussed in Fuel Tech’s Annual Report on Form 10-K in Item 1A under the caption “Risk Factors,” and subsequent filings under the Securities Exchange Act of 1934, as amended, which could cause Fuel Tech’s actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these statements. Fuel Tech undertakes no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances or for any other reason. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including those detailed in Fuel Tech’s filings with the Securities and Exchange Commission.

CONTACT:	Devin Sullivan Managing Director The Equity Group Inc. Devin.Sullivan@theequitygroup.com Conor Rodriguez Associate Conor.Rodriguez@theequitygroup.com

FUEL TECH, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(in thousands, except share and per share data)

	September 30,	December 31,
	2026	2025
ASSETS
Current assets:
Cash and cash equivalents	$6,830	$11,939
Short-term investments	11,000	12,942
Accounts receivable, less current expected credit loss of $107 and $108, respectively	5,891	5,355
Inventories, net	382	373
Prepaid expenses and other current assets	899	1,335
Total current assets	25,002	31,944
Property and equipment, net of accumulated depreciation of $17,748 and $19,433, respectively	4,688	4,739
Goodwill	2,116	2,116
Other intangible assets, net of accumulated amortization of $622 and $561, respectively	587	646
Right-of-use operating lease assets, net	480	536
Long-term investments	9,950	6,991
Other assets	208	207
Total assets	$43,031	$47,179
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	3,009	$3,242
Accrued liabilities:
Operating lease liabilities - current	101	89
Employee compensation	744	1,308
Other accrued liabilities	1,124	1,634
Total current liabilities	4,978	6,273
Operating lease liabilities - non-current	421	491
Deferred income taxes, net	187	187
Other liabilities	294	296
Total liabilities	5,880	7,247
Stockholders’ equity:
Common stock, $.01 par value, 40,000,000 shares authorized, 32,457,627 and 32,281,179 shares issued, and 31,216,789 and 31,074,438 shares outstanding, respectively	324	322
Additional paid-in capital	165,775	165,616
Accumulated deficit	(124,648)	(121,796)
Accumulated other comprehensive loss	(1,763)	(1,718)
Nil coupon perpetual loan notes	76	76
Treasury stock, at cost	(2,613)	(2,568)
Total stockholders’ equity	37,151	39,932
Total liabilities and stockholders’ equity	$43,031	$47,179

See notes to condensed consolidated financial statements.

FUEL TECH, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(in thousands, except share and per-share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2026	2025	2026	2025
Revenues	$8,676	$7,490	$21,241	$19,430
Costs and expenses:
Cost of sales	4,771	3,829	12,017	10,281
Selling, general and administrative	3,657	3,207	10,967	9,895
Research and development	771	450	1,941	1,510
	9,199	7,486	24,925	21,686
Operating (loss) income	(523)	4	(3,684)	(2,256)
Interest income	247	311	753	1,127
Other income (expense), net	9	(5)	88	15
(Loss) income before income taxes	(267)	310	(2,843)	(1,114)
Income tax expense	—	(7)	(9)	(11)
Net (loss) income	$(267)	$303	$(2,852)	$(1,125)
Net (loss) income per common share:
Basic net (loss) income per common share	$(0.01)	$0.01	$(0.09)	$(0.04)
Diluted net (loss) income per common share	$(0.01)	$0.01	$(0.09)	$(0.04)
Weighted-average number of common shares outstanding:
Basic	31,217,000	31,074,000	31,164,000	30,890,000
Diluted	31,217,000	31,293,000	31,164,000	30,890,000

See notes to condensed consolidated financial statements.

FUEL TECH, INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(Unaudited)

(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2026	2025	2026	2025
Net (loss) income	$(267)	$303	$(2,852)	$(1,125)
Other comprehensive income (loss):
Foreign currency translation adjustments	(12)	(14)	(45)	132
Comprehensive (loss) income	$(279)	$289	$(2,897)	$(993)

See notes to condensed consolidated financial statements.

FUEL TECH, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

(in thousands)

	Nine Months Ended
	September 30,
	2026	2025
Operating Activities
Net loss	$(2,852)	$(1,125)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation	537	490
Amortization	62	27
Loss on disposal of equipment	15	—
Interest income on held-to-maturity securities, net of premium amortization and discount accretion	81	(91)
Provision for credit losses, net of recoveries	(1)	—
Stock-based compensation, net of forfeitures	161	269
Changes in operating assets and liabilities:
Accounts receivable	(556)	3,066
Employee retention credit receivable	—	1,677
Inventory	(9)	(4)
Prepaid expenses, other current assets and other non-current assets	429	318
Accounts payable	(226)	(560)
Accrued liabilities and other non-current liabilities	(1,051)	516
Net cash (used in) provided by operating activities	(3,410)	4,583
Investing Activities
Purchases of equipment and patents	(505)	(231)
Purchases of debt securities	(12,102)	(10,004)
Maturities of debt securities	11,000	11,000
Net cash (used in) provided by investing activities	(1,607)	765
Financing Activities
Taxes paid on behalf of equity award participants	(45)	(222)
Net cash used in financing activities	(45)	(222)
Effect of exchange rate fluctuations on cash	(47)	41
Net (decrease) increase in cash and cash equivalents	(5,109)	5,167
Cash and cash equivalents at beginning of period	11,939	8,510
Cash and cash equivalents at end of period	$6,830	$13,677

See notes to condensed consolidated financial statements.

FUEL TECH, INC.

Segment Data- Reporting Segments

(Unaudited)

(in thousands)

Information about reporting segment net sales and gross margin from operations is provided below:

	Air Pollution	FUEL CHEM
Three months ended September 30, 2026	Control Segment	Segment	Other	Total
Revenues from external customers	$3,746	$4,930	$—	$8,676
Cost of sales	(2,246)	(2,525)	—	(4,771)
Gross margin	1,500	2,405	—	3,905
Selling, general and administrative	—	—	(3,657)	(3,657)
Research and development	—	—	(771)	(771)
Income (loss) from operations	$1,500	$2,405	$(4,428)	$(523)

	Air Pollution	FUEL CHEM
Three months ended September 30, 2025	Control Segment	Segment	Other	Total
Revenues from external customers	$2,707	$4,783	$—	$7,490
Cost of sales	(1,428)	(2,401)	—	(3,829)
Gross margin	1,279	2,382	—	3,661
Selling, general and administrative	—	—	(3,207)	(3,207)
Research and development	—	—	(450)	(450)
Income (loss) from operations	$1,279	$2,382	$(3,657)	$4

	Air Pollution	FUEL CHEM
Nine months ended September 30, 2026	Control Segment	Segment	Other	Total
Revenues from external customers	$8,135	$13,106	$—	$21,241
Cost of sales	(5,010)	(7,007)	—	(12,017)
Gross margin	3,125	6,099	—	9,224
Selling, general and administrative	—	—	(10,967)	(10,967)
Research and development	—	—	(1,941)	(1,941)
Income (loss) from operations	$3,125	$6,099	$(12,908)	$(3,684)

	Air Pollution	FUEL CHEM
Nine months ended September 30, 2025	Control Segment	Segment	Other	Total
Revenues from external customers	$6,515	$12,915	$—	$19,430
Cost of sales	(3,713)	(6,568)	—	(10,281)
Gross margin	2,802	6,347	—	9,149
Selling, general and administrative	—	—	(9,895)	(9,895)
Research and development	—	—	(1,510)	(1,510)
Income (loss) from operations	$2,802	$6,347	$(11,405)	$(2,256)

FUEL TECH, INC.

Geographic Segment Financial Data

(Unaudited)

(in thousands)

Information concerning our operations by geographic area is provided below. Revenues are attributed to countries based on the location of the end-user. Assets are those directly associated with operations of the geographic area.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2026	2025	2026	2025
Revenues:
United States	$7,490	$5,626	$18,638	$15,427
Foreign	1,186	1,864	2,603	4,003
	$8,676	$7,490	$21,241	$19,430

	September 30,	December 31,
	2026	2025
Assets:
United States	$40,654	$44,345
Foreign	2,377	2,834
	$43,031	$47,179

FUEL TECH, INC.

RECONCILIATION OF GAAP NET LOSS TO EBITDA AND ADJUSTED EBITDA

(Unaudited)

(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2026	2025	2026	2025

Net Loss	$(267)	$303	$(2,852)	$(1,125)
Interest income	(247)	(311)	(753)	(1,127)
Income tax expense	-	7	9	11
Depreciation expense	184	163	537	490
Amortization expense	18	9	62	27
EBITDA	(312)	171	(2,997)	(1,724)
Stock compensation expense	63	57	161	269
Adjusted EBITDA	$(249)	$228	$(2,836)	$(1,455)

Adjusted EBITDA

To supplement the Company's consolidated financial statements presented in accordance with generally accepted accounting principles in the United States (GAAP), the Company has provided an Adjusted EBITDA disclosure as a measure of financial performance. Adjusted EBITDA is defined as net income (loss) before interest expense, income tax expense (benefit), depreciation expense, amortization expense, and stock compensation expense. The Company's reference to these non-GAAP measures should be considered in addition to results prepared in accordance with GAAP standards, but are not a substitute for, or superior to, GAAP results.

Adjusted EBITDA is provided to enhance investors' overall understanding of the Company's current financial performance and ability to generate cash flow, which we believe is a meaningful measure for our investor and analyst communities. In many cases non-GAAP financial measures are utilized by these individuals to evaluate Company performance and ultimately determine a reasonable valuation for our common stock. A reconciliation of Adjusted EBITDA to the nearest GAAP measure of net income (loss) has been included in the above financial table.